UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 21, 2016

KINERJAYPAY CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333-168068

Delaware	42-1771817
(State of Incorporation)	(I.R.S. Employer Identification No.)

Jl. Multatuli, No.8A, Medan Indonesia	20151
(Address of Registrant's Office)	(ZIP Code)

Registrant's Telephone Number, including area code: +62-819-6016-168

Solarflex Corp., 12 Abba Hillel Silver Street, 11th Floor, Ramat Gan 52506, Israel
(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On the dates set forth in the table below, KinerjaPay Corp., f/k/a Solarflex Corp. (the "Registrant") issued and sold restricted securities to the individuals and entities in the table below in reliance upon the exemptions provided in Section 4(2) of the Securities Act of 1933, as amended (the "Act") and in reliance upon Regulation S or, in the instance of one individual, Regulation D, promulgated by the United States Securities and Exchange Commission under the Act. The shares of the Registrant's common stock, par value $0.0001 (the "Shares") issued pursuant to the Subscription Agreements were pursuant to a Unit Offering, each consisting of one Share and one Class A Warrant exercisable to purchase one additional Share at $1.00 for a period of 24 months. The Shares issued pursuant to the Service Agreement, filed as an exhibit to this Form 8-K, do not vest for a period of eighteen months.

Name of Issuee	Date of Issuance	Number of Shares	Consideration/Valued (2)	Bases for Issuance
PT Kinerja Indonesia	03/21/2016	1,333,333	(1)	Services
PT Stareast Asset Management	03/21/2016	640,000	$0.50 per unit	Subscription Agreement
Firman Eddy Limas	03/21/2016	140,000	$0.50 per unit	Subscription Agreement
Christopher Danil	03/21/2016	20,000	$0.50 per unit	Subscription Agreement
Eric Wibowo	03/21/2016	40,000	$0.50 per unit	Subscription Agreement
Henful Pang	03/21/2016	40,000	$0.50 per unit	Subscription Agreement
Hendro Tjahjono	03/21/2016	20,000	$0.50 per unit	Subscription Agreement
Jusuf Budianto	03/21/2016	20,000	$0.50 per unit	Subscription Agreement
Lau Kin Harn	03/21/2016	20,000	$0.50 per unit	Subscription Agreement
Stephanus Titus Widjaja	03/21/2016	20,000	$0.50 per unit	Subscription Agreement
Stephen Kurniadi	03/21/2016	20,000	$0.50 per unit	Subscription Agreement
Andy Litansen	03/21/2016	30,000	$0.50 per unit	Subscription Agreement
Djoahan Farida	03/21/2016	150,000	$0.50 per unit	Subscription Agreement
Silvia Hady	03/21/2016	50,000	$0.50 per unit	Subscription Agreement
Alfred Herman Goenawan	03/21/2016	200,000	$0.50 per unit	Subscription Agreement
Jeffrey Nah Kim Boon	03/21/2016	20,000	$0.50 per unit	Subscription Agreement
Daniel Yohansha	03/21/2016	20,000	$0.50 per unit	Subscription Agreement
Total Shares Issued		2,163,162

(1) The 1,333,333 Shares issued to PT Kinerja Indonesia pursuant to a Services Agreement dated February 19, 2016, a copy of which is filed as an exhibit 10.7 to this Form 8-K, do not vest until eighteen months from that date but do have voting rights on all matters submitted to the vote of the Registrant's shareholders.
(2) The above-referenced Subscription Agreements were executed during the period commencing December 30, 2015 through March 1, 2016 but the Shares were not issued until after the effective date of the Registrant's reverse split, which was March 10, 2016.

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.7	Service Agreement between the Registrant, its subsidiary (in organization), PT. KinerjaPay Indonesia and PT. Kinerja Indonesia, dated February 19, 2016, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
KinerjaPay Corp.

By:	/s/ Edwin Witarsa Ng
Name:	Edwin Witarsa Ng
Title:	Chief Executive Officer

Date: March 22, 2016